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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed S-8 Registration Statement, file numbers 33-93362 and 33-32782.


                                            /s/ Rothstein, Kass & Company, P.C.


Roseland, New Jersey
March 23, 2001